UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2014

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
123 Saginaw Drive Redwood City CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 366-2626

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.7	Submission of Matters to a Vote of Security Holders.

On May 27, 2014, Heron Therapeutics, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders. Five proposals were voted on at the meeting: (1) the election of each of Kevin C. Tang, Stephen R. Davis, Barry D. Quart, Pharm.D., Robert H. Rosen, Craig A. Johnson, Kimberly J. Manhard and John W. Poyhonen as directors to serve until the 2015 Annual Meeting of Stockholders; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014; (3) an advisory vote on the approval of the Company’s executive compensation; (4) an amendment of the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the shares of common stock authorized for issuance thereunder from 4,750,000 to 6,500,000 shares; and (5) an amendment of the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the shares of common stock authorized for issuance there under from 50,000 to 75,000 shares.

Only stockholders of record as of the close of business on March 28, 2014 were entitled to vote at the 2014 Annual Meeting. As of March 28, 2014, 23,896,009 shares of common stock of the Company were outstanding and entitled to vote at the 2014 Annual Meeting. At the 2014 Annual Meeting, 22,073,162 shares of common stock of the Company were represented by proxy constituting a quorum for the meeting.

The votes with respect to each of the proposals are set forth below.

Election of Seven Directors to Serve until the 2015 Annual Meeting:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Kevin C. Tang	16,320,990	815,276	4,936,896
Stephen R. Davis	16,732,438	403,828	4,936,896
Barry D. Quart, Pharm.D.	17,128,794	7,472	4,936,896
Robert H. Rosen	17,114,615	21,651	4,936,896
Craig A. Johnson	17,125,976	10,290	4,936,896
Kimberly J. Manhard	17,132,799	3,467	4,936,896
John W. Poyhonen	17,132,795	3,471	4,936,896

Ratification of the appointment of OUM & Co. LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2014:

For	Against	Abstain	Broker Non-Votes
20,848,758	1,196,376	28,028	0

Advisory vote on the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
16,258,793	869,075	8,398	4,936,896

Amend the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the shares of common stock authorized for issuance thereunder from 4,750,000 to 6,500,000 shares:

For	Against	Abstain	Broker Non-Votes
13,191,405	2,082,564	1,862,297	4,936,896

Amend the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the shares of common stock authorized for issuance there under from 50,000 to 75,000 shares:

For	Against	Abstain	Broker Non-Votes
14,813,308	460,269	1,862,689	4,936,896

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: May 29, 2014	/s/ Brian G. Drazba
Brian G. Drazba
Vice President, Finance and Chief Financial Officer

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